CB&I **Investor** Day

February 2016

Safe Harbor Statement

This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2014, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

2015 Safety Milestones


GREEN CROSS FOR SAFETY

Green Cross for Safety®

MEDAL RECIPIENT

PRESENTED BY THE **National Safety Council**

0.01 LTI

~140 million work hours

REFICAR

111 MILLION

work hours without a LTI



Recruiting Veterans





Hired ~2,000 Veterans in 2015

"Top Military Friendly Employer", *G.I. Jobs* magazine

CB&I Veterans Training Program

Agenda

Overview and Strategy

- **Philip K. Asherman,** President & Chief Executive Officer

Operations

- **Daniel M. McCarthy,** EVP & Group President Technology
- **Luke V. Scorsone,** EVP & Group President Fabrication Services
- **E. Chip Ray,** EVP & Group President Capital Services
- **Patrick K. Mullen,** EVP & Group President Engineering & Construction

Finance

- **Michael S. Taff,** EVP & Chief Financial Officer

Q&A



Our Commitment

Commitment to long-term shareholder value through execution excellence, continued growth, focus on margins and strong cash flows


DA-49501
FB-49501

Value Proposition

- Culture of safety and execution excellence
- Fully-integrated capabilities and diversified business model
- Selectivity and proactive management of trends
- Direct-hire advantage with expertise in recruiting, training and retaining labor
- Strong underpinning with quick book-to-burn conversion
- Healthy, robust backlog provides strong revenue and earnings visibility

Strong cash flow generation to strengthen the balance sheet and enhance shareholder value

CB&I 2015 Snapshot

Operational

- Awarded National Safety Council's Green Cross for Safety Medal
- Continued track record of execution excellence
- Completion of the REFICAR refinery project
- Diverse mix of new awards across all operating groups
- Mega-projects along Gulf Coast ramping up

Financial*

- Adjusted EPS of $5.86
- Revenue ~$13 Billion
  - $13.8 Billion excluding forex effects
- New awards ~ $13 Billion
  - ORPIC cracker
  - Axiall/Lotte
  - Freeport Train 3
- Backlog $23 Billion

Strategic

- Divested nuclear construction business
- Cost savings in excess of $190 million since 2013
- Realigned debt, $4 billion available capacity
- Share repurchases of $220 million
- Ground breaking at NetPower demo plant and catalyst facilities

**Preliminary 2015 results. Adjusted EPS excludes the impact of charges related to the sale of the nuclear construction business on December 31, 2015 (approximately $1.1 billion or $10.58 per share). See "Supplemental Information" for reconciliation of Non-GAAP information.*
Backlog as of December 31, 2015.

CB&I: A Model of Strength

- **Quality Backlog**
- **Revenue and Earnings Growth**
- **Favorable Margin Mix**
- **Strong Operating Cash**
- **Balance Sheet Optimization**
- **Technology and Fabrication Services Investments**


$30
$25
$20
$15
$10
$5
$-
BACKLOG
24% 5-YEAR
REVENUE CAGR
2005
2006
2007
2008
2009
2010
2011
2012
2013*
2014*
2015*
2016
Guidance
2017
2018
2019
2020

*Revenue for 2015, 2014 and 2013 is presented on a pro forma basis and excludes results for the nuclear construction business sold on December 31, 2015, of approximately $ 2.1 Billion, $1.8 Billion and $1 Billion, respectively. See "Supplemental Information" for pro forma reconciliation to reported figures .

*Backlog for 2014 and 2013 is presented on a pro forma basis and excludes backlog associated with the nuclear construction business sold on December 31, 2015, of approximately $8.7 Billion and $9.2 Billion, respectively.

2015 Preliminary Results

Revenue	$12.9 Billion
Adjusted EPS*	$5.86

*Adjusted EPS excludes the impact of charges related to the sale of the nuclear construction business on December 31, 2015 (approximately $1.1 Billion or $10.58 per share). See "Supplemental Information" for reconciliation of Non-GAAP information.

2016 Guidance

Revenue	$11.4 - $12.2 Billion
EPS	$5.00 - $5.50

What You Will Hear Today

CASH
REMAINS TOP PRIORTY

2016
SUSTAINED EARNINGS

$23 Billion
BACKLOG PROVIDES REVENUE AND EARNINGS VISIBILITY

BALANCE SHEET
OPTIMIZATION

Michael Taff

- Achieving at a minimum 1x operating cash to net income in 2016
- Focus on optimizing our balance sheet and achieving capital allocation priorities
- Over 75% of 2016 revenue guidance in backlog at the end of 2015

Daniel McCarthy, Luke Scorsone, Chip Ray, Patrick Mullen

- Targeted approach to deliver sustained revenue and earnings in 2016
- Disciplined focus on risk management drives continued execution excellence
- Complete supply-chain solution enhances positioning

$20 Billion by 2020

- Leveraging our unique business model and strengthening our balance sheet to achieve strategic long-term plan

Technology

Daniel M. McCarthy, EVP & Group President

Capabilities

- Petrochemical, gas processing and refining technologies
- Proprietary catalysts
- Consulting and technical services

Differentiation

- Most complete portfolio of olefins technologies
- World leader in heavy oil upgrading technologies
- Breadth of technologies provides complete solutions

Strategic Benefit

- Operating income driver
- Recurring earnings streams
- Early visibility to customers


Early Visibility of Market Trends
Breadth of Technology Portfolio
Proactive Management of Trends
Proven Commercialization Strategy


Refined Product Demand Growth
(Cumulative)
2020
2025
2030
2035
Million Barrels/Day
12
10
8
6
4
2
-
Gasoline
Jet Fuel
LPG & Ethane
Middle Distillate
Naphtha
Other

- Gasoline formulation and octane demand
- Growth in distillate hydro-processing
- Bottom of the barrel conversion

Source: Stratas Advisors


China Syngas Capacity
2500
2000
1500
1000
500
0
MMm³/day
CAGR: 10%
2015 to 2025
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Actual
Forecast

- Abundant coal as feedstock alternative
- Synthetic natural gas (SNG)
- Chemicals
- Power
- Hydrogen

Source: International Energy Agency and JDLittle


Ethylene Cash Costs
1600
1200
800
400
0
US$ / Metric Ton
2013
2015
Saudi Arabia Ethane
U.S. Ethane
Western Canada
China CTO
Saudi Arabia Naphtha
Northeast Asia Naphtha
West Europe Naphtha
China MTO
CTO = Coal-to-Olefins; MTO = Methanol-to-Olefins

- Low-cost ethane in U.S. continues to support investments
- Liquid-based developments in the Middle East increasingly competitive

Source: IHS


Global Propylene Production
120
100
80
60
40
20
0
MMTPA
30%
25%
20%
15%
10%
5%
0%
2005
2007
2009
2011
2013
2015
2017
2019
Steam Cracker
Refinery Splitter
Others
% On Purpose

Growing need for on-purpose production

- Lighter feedstocks create supply gap for propylene and butadiene
- On-purpose routes becoming more important, especially in U.S. and China

Source: Company research

LC Slurry

- Near 100% conversion of resid to high-value products
- Proprietary high activity slurry catalyst
- First award in 2016 and 4 units by 2020


Heavier Oils
LC-SLURRY
LC-FINING
LC-MAX
Slurry Catalyst
Pellet Catalyst
50%
60%
70%
80%
90%
100%
VR Conversion

NetPower

- Gas-fired technology based on novel supercritical carbon dioxide power cycle
- Power production competitive with current fossil fuel technologies
- Produces high-purity carbon dioxide for use in enhanced oil recovery or sequestration

Timeline

- Complete demonstration plant in 2017
- First award in 2017
- Commercial plant in 2019


Oxygen
Natural Gas
Combustor and Turbine
Electricity
Water Separator
Heat Exchanger
CO_2 Compression and Pumping
Hot CO_2 Recycle Flow
CO_2 to Pipeline

Opportunity in Refining

- Heavy oil hydrocracking
- Gasoline alkylation
- Gasoline desulfurization

Well-positioned in Petrochemicals

- New ethylene plants on the horizon
- Expansion of international liquid crackers
- Strong interest in polypropylene

Expanding portfolio of technologies

- New product developments
- Enhancing competitiveness of current products



Fabrication Services

Luke V. Scorsone, EVP & Group President

Fabrication Services Overview

Capabilities	Differentiation	Strategic Benefit
▪ Engineering, procurement, fabrication, and erection of liquid and gas storage structures ▪ Pipe fabrication; process modules; pipe & fitting distribution ▪ Self-perform fabrication and erection capabilities worldwide ▪ Proprietary equipment and engineered products	▪ Global brand leadership; mega-project capability in plate structures, pipe fabrication, process modules ▪ Large-scale global fabrication facilities and yards ▪ Induction pipe bending technology drives quality and savings	▪ Stable business underpinning ▪ Diversification of offerings ▪ Client access







Expected primary project types

- Bulk Liquid Terminals
- Gas-Fired Power
- Gas Processing
- LNG Liquefaction
- Natural Gas Liquid Products
- Petrochemicals
- Refining







Fabrication Services
Global Opportunity Snapshot


Major markets
Secondary markets
Opportunistic markets

Fabrication Services Initiatives

- Flexible resource allocation
- Product enhancement
- Welding technology
- International expansion of piping and process module fabrication and specialized products
- Continuous operational improvements and cost reductions







Fabrication Services Summary

- Diverse backlog of over $3 billion
- Global footprint and flexibility to capture opportunities
- Growth through integrated and stand-alone offerings
- Industry leadership
- Stable high-margin operating income







Capital Services

E. Chip Ray, EVP & Group President

Capital Services Overview

Capabilities	Differentiation	Strategic Benefit
▪ Operations & Maintenance ▪ Environmental Services ▪ Program Management	▪ Most comprehensive range of services ▪ Global footprint through CB&I's network ▪ Standardized processes, systems and tools ▪ Experience and expertise to reduce customer OpEx	▪ Diversification ▪ Integrated offerings ▪ Long-term customer relationships ▪ Stable revenues and earnings







Capital Services Milestones

Operations & Maintenance

- Power maintenance growth
- Successful outages (execution)
- Outstanding safety performance

Environmental Services

- GE Hudson remediation
- Port Granby award
- PG&E safety recognition

Program Management

- Focus on Energy expansion
- Hurricane Sandy growth
- CF mechanical completion





Capital Services
Operations & Maintenance Trends


U.S. Power Maintenance Costs
$12
$10
$8
$6
$4
$2
$-
Billions USD/year
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Gas Turbine
Hydro-electric
Fossil Steam
Nuclear

- Coal capacity being replaced by gas-fired generation and alternatives
- Future retirements of nuclear generating stations

Sources: EIA, Expenses: http://www.eia.gov/electricity/annual/html/epa_08_04.html
Generation: http://www.eia.gov/electricity/annual/html/epa_03_02_a.html


U.S. Environmental Expenditures
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Billions USD
2011
2012
2013
2014
Spills
Remediation
Other
Wastes
Water
Air

- Environmental spending has trended upward
- Primary global driver is regulatory compliance

Source: API – Environmental Spending by the Oil & Gas Industry, 2015

Total U.S. Public Debt as % of GDP


110%
100%
90%
80%
70%
60%
50%
2000
2002
2004
2006
2008
2010
2012
2014

- Debt levels affecting sources of revenue, spending levels and priorities

Source: research.stlouisfed.org

Capital Services Summary

- Nearly $6 billion in backlog with long-term customers
- Strategic and cost savings initiatives improving competitiveness
- Government markets remain challenged
- Steady improvements through 2015
- Predictable earnings and cash flow



Engineering & Construction

Patrick K. Mullen, EVP & Group President

Engineering & Construction Overview

Capabilities	Differentiation	Strategic Benefit

▪ Engineering, procurement, and construction (EPC)
▪ Energy-focused, end-market diversity including:
  ▪ Petrochemicals
  ▪ LNG
  ▪ Refining
  ▪ Combined-cycle power
	▪ Execution excellence
	▪ Global footprint
	▪ Self-perform capabilities
	▪ Direct-hire labor
	▪ Contracting flexibility
		▪ Critical mass
		▪ Backlog and revenue driver
		▪ Integrated offerings







Key projects in backlog

- Oxy Ingleside Ethane Cracker
- Axiall/Lotte Ethane Cracker
- Lotte MEG Unit
- Shintech Ethane Cracker
- ORPIC Liwa Liquids Cracker

Prospects





Engineering & Construction
LNG

Key projects in backlog

- Cameron
- Freeport
- Gorgon
- Wheatstone



Prospects





Key projects in backlog

- IP&L (AES)
- Calpine
- USGC Confidential

NetPower demonstration plant

Prospects



Engineering & Construction Summary

- Diversity of global opportunities and customer base
- Capitalizing on U.S. LNG, chemical, gas processing and gas-fired power buildout
- Moving forward with East African LNG
- Leveraging Technology and integrated offerings
- Selectivity
- Flawless execution and quality backlog



Finance

Michael S. Taff, EVP & Chief Financial Officer

2016 Guidance Drivers

Revenue Guidance

$11.4-$12.2 Billion

- Over 75% of 2016 revenue guidance in backlog at the end of 2015
- Change year-over-year reflect nuclear operations sale



Revenue
$14
$12
$10
$8
$6
$4
$2
$0
Billions USD
$12.9 B
$11.4-$12.2 B
>75% in Backlog
2015 E
2016 Guidance

EPS Guidance

$5.00-$5.50

- Ramp-up in Gulf Coast projects
- Improvement in equity earnings, tax benefits and reductions in non-consolidated income

2016 Guidance


EPS Performance and Guidance
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
$5.25
14% CAGR
$3.14
CBI*
ACM
AMFW**
FLR
JEC
KBR
TEC**
2012A
2013A
2014A
2015 E
2016 Guidance

***EPS for 2012-2014 exclude acquisition and integration costs. EPS for 2015 excludes the impact of charges related to the sale of the nuclear construction business on December 31, 2015. See "Supplemental Information" for reconciliation of Non-GAAP information.*

***Figures are in GBP and EUR for AMFW and TEC, respectively.*

2016 illustrates midpoint of guidance ranges. 2015 Consensus estimates used when actual figures are not available for peers.

Source: Capital IQ, Public Filings

Improved Cash Conversion

Returning to historical cash conversion patterns

- Pro forma cash to net income ratios show cash generation potential
- Base guidance of 1x net income



3.x
2.5x
2.x
1.5x
1.x
.5x
.x
Cash/Net Income
Peer Median**
Peer Average**
CBI
2009
2010
2011
2012*
2013*
2014*
2015*

Pro forma operating cash flows to net income ratios for 2013, 2014, 2015 exclude results from the nuclear construction business sold December 31, 2015 , 2012, excludes acquisition costs, 2013-2014 excludes integration and acquisition costs, 2015 excludes impact of charges related to the sale construction business sale on December 31, 2015. See "Supplemental Information" for reconciliation of Non-GAAP figures and pro forma results.

***Peer average includes ACM, AMFW, FLR, JEC, KBR, TEC*

Source: Capital IQ

Capital Strategy


Capital Strategy
Deliver Value to Shareholders
Optimize Balance Sheet
Strategic Growth

Deliver Value to Shareholders

- Revenue and earnings growth
- Managing execution risks
- Share repurchases
- Dividends

Optimize Balance Sheet

- Reduce debt levels
- Minimal interest rate risk

Strategic Growth

- Support organic growth
- Investments in Technology and Fabrication

Flexible Capital Structure

Laddered debt structure

- Gradually reducing leverage
- Principal repayment maturities until 2025



Debt Repayment
$400
$300
$200
$100
$0
Principal Payment (in Millions)
$150
$300
$207
$75
$300
$293
$275
$150
$200
4Q'16
2Q'17
4Q'17
4Q'18
4Q'19
3Q'20
4Q'21
4Q'22
4Q'23
4Q'24
2Q'25
Term Loan
Senior Notes

**Term Loan amortization amounts shown above are payable quarterly with the exception of $300M due 2Q 2017 and $256M due 3Q 2020*

SG&A Control

SG&A target 3% of revenue

- Additional opportunities for cost efficiencies



6%
5%
4%
3%
2%
1%
0%
$600
$500
$400
$300
$200
$100
$0
5.1%
4.5%
4.2%
3.4%
3.1%
3.0%
5.0%
4.7%
4.8%
4.8%
4.8%
4.8%
2.7%
2.3%
2.1%
1.4%
1.3%
1.7%
$185
$206
$228
$380
$405
$387
2010
2011
2012
2013
2014
2015 E
SG&A (millions)
% of Revenue
% of Backlog
*Peer Avg. SGA % of Revenue

*Peer average includes ACM, AMFW, FLR, JEC, KBR, TEC
Source: Capital IQ

Strategic Tax Planning

Creating long-term tax efficiencies

- Supply-chain improvements
- Sustainable
- Scalable

Effective Tax Rate



35%
30%
25%
20%
29%
2010
2011
2012
2013
2014
2015 E
2016
2017
2018
2019
2020

** Effective tax rate for 2015 excludes the impact of charges related to the sale of the nuclear construction business on December 31, 2015.*

Summary

Solid revenue and earnings

- Robust backlog with healthy burn rates
- Focus on risk management and execution

Operating cash flow strength

Balance sheet optimization

Support future strategic growth opportunities

Deliver value to shareholders

- Sustainable growth model
- Solid margins
- Strong cash flows
- Strategic share repurchase activity
- Maintain dividend payment
- Valuation multiple expansion

Delivering Shareholder Return



Earnings Growth
Dividends & Share Repurchases
PE Multiple Expansion

Questions

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Information
(in thousands, except per share data)

	Twelve Months Ended December 31,			
	2015	2014	2013	2012
Adjusted income from operations				
(Loss) income from operations	$ (425,117)	$ 982,608	$ 684,508	$ 455,643
Charges related to disposition of nuclear operations	1,505,851	-	-	-
Acquisition and integration related costs	-	39,685	95,737	11,000
Adjusted income from operations	$ 1,080,734	$ 1,022,293	$ 780,245	$ 466,643
Adjusted % of Revenue	8.4%	7.9%	7.0%	8.5%
Adjusted net income attributable to CB&I				
Net (loss) income attributable to CB&I	$ (504,415)	$ 543,607	$ 454,120	$ 301,655
Charges related to disposition of nuclear operations, net of tax (1)	1,135,140	-	-	-
Acquisition and integration related costs, net of tax (2)	-	25,088	73,316	7,143
Adjusted net income attributable to CB&I	$ 630,725	$ 568,695	$ 527,436	$ 308,798
Adjusted net income attributable to CB&I per share				
Net (loss) income attributable to CB&I per share	$ (4.72)	$ 4.98	$ 4.23	$ 3.07
Charges related to disposition of nuclear operations, net of tax (1)	10.58	-	-	-
Acquisition and integration related costs, net of tax (2)	-	0.23	0.68	0.07
Adjusted net income attributable to CB&I per share	$ 5.86	$ 5.21	$ 4.91	$ 3.14
Adjusted operating cash flow				
Operating cash flow	$ (56,214)	$ 264,047	$ (112,836)	$ 202,504
Acquisition and integration related costs, net of tax (2)	-	25,088	73,316	7,143
Adjusted operating cash flow	$ (56,214)	$ 289,135	$ (39,520)	$ 209,647

(1) The twelve month period ended December 31, 2015, includes $1,505,851 of non-cash charges related to the disposition of our nuclear operations, less the tax impact of $370,711. The unadjusted per share amounts for the twelve month 2015 period is based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 106,766 due to the net loss for the period. The adjusted per share amounts for the twelve month 2015 period is based upon diluted weighted average shares of 107,719.

(2) The twelve month period ended December 31, 2014, includes $39,685 of integration related costs, less the tax impact of $14,597. The unadjusted and adjusted per share amounts for the twelve month period is based upon diluted weighted average shares of 109,122.

The twelve month period ended December 31, 2013, includes $95,737 of acquisition and integration related costs, and $10,517 of acquisition related pre-closing financing costs and one-time financial commitments (both included in interest expense and recorded in Q1 2013). These costs total $106,254, less the tax impact of $32,938. The unadjusted and adjusted per share amounts for the twelve month period is based upon diluted weighted average shares of 107,452.

The twelve month period ended December 31, 2012, includes $11,000 of acquisition and integration related costs, less the tax impact of $3,857. The unadjusted and adjusted per share amounts for the twelve month period is based upon diluted weighted average shares of 98,231.

Supplemental Information

Chicago Bridge & Iron Company N.V.
Summary Unaudited Pro Forma Financial Data
(in thousands, except per share data)

	Twelve Months Ended December 31, 2015 [1]			
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$ 12,929,504	$ -	$ (2,061,167)	$ 10,868,337
(Loss) income from operations	$ (425,117)	$ 1,505,851	$ (215,150)	$ 865,584
Net (loss) income attributable to CB&I	$ (504,415)	$ 1,135,140	$ (131,241)	$ 499,484
Net (loss) income attributable to CB&I per share (diluted) [2]	$ (4.72)	$ 10.58	$ (1.22)	$ 4.64
New Awards	$ 13,138,498	$ -	$ (672,365)	$ 12,466,133
Backlog	$ 22,643,939	$ -	$ -	$ 22,643,939
Operating Cash Flows	$ (56,214)	$ -	$ 1,133,350	$ 1,077,136

	Twelve Months Ended December 31, 2014 [1]			
	As Reported	Integration Related Costs	Removal of Divested Business	Excluding Divested Business
Revenue	$ 12,974,930	$ -	$ (1,841,018)	$ 11,133,912
Income from operations	$ 982,608	$ 39,685	$ (151,800)	$ 870,493
Net income attributable to CB&I	$ 543,607	$ 25,088	$ (92,598)	$ 476,097
Net income attributable to CB&I per share (diluted) [2]	$ 4.98	$ 0.23	$ (0.85)	$ 4.36
New Awards	$ 16,265,273	$ -	$ (1,431,911)	$ 14,833,362
Backlog	$ 30,363,269	$ -	$ (8,754,210)	$ 21,609,059
Operating Cash Flows	$ 264,047	$ 25,088	$ 1,013,200	$ 1,302,335

	Twelve Months Ended December 31, 2013 [1]			
	As Reported	Acquisition and Integration Related Costs	Removal of Divested Business	Excluding Divested Business
Revenue	$ 11,094,527	$ -	$ (1,007,838)	$ 10,086,689
Income from operations	$ 684,508	$ 95,737	$ (61,200)	$ 719,045
Net income attributable to CB&I	$ 454,120	$ 73,316	$ (37,332)	$ 490,104
Net income attributable to CB&I per share (diluted) [2]	$ 4.23	$ 0.68	$ (0.35)	$ 4.56
New Awards	$ 12,252,970	$ -	$ (332,342)	$ 11,920,628
Backlog	$ 27,794,212	$ -	$ (9,163,317)	$ 18,630,895
Operating Cash Flows	$ (112,836)	$ 73,316	$ 548,700	$ 509,180

(1) The summary unaudited pro forma financial statements have been presented for illustrative purposes only and are based on assumptions and estimates considered appropriate by CB&I management; however, they are not necessarily indicative of what CB&I's consolidated financial position or results of operations actually would have been had the transaction been completed as of the dates noted above, and does not purport to represent CB&I's consolidated financial position or results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I's Annual Report on Form 10-K for the years ended December 31, 2014, and 2013.

(2) The unadjusted per share amounts for the twelve month 2015 period is based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 106,766 due to the net loss for the period. The adjusted per share amounts for the twelve month 2015 period is based upon diluted weighted average shares of 107,719.

The unadjusted and adjusted per share amounts for the twelve month 2014 period is based upon diluted weighted average shares of 109,122.

The unadjusted and adjusted per share amounts for the twelve month 2013 period is based upon diluted weighted average shares of 107,452.